Click to edit Master title style 1 EXHIBIT 99.1 Business Update March 1-2, 2017

2 Safe Harbor Statement Many factors impact forward-looking statements including, but not limited to, the following: impact of regulation by the EPA, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; volatility in the short-term natural gas storage markets impacting third-party storage revenues related to DTE Energy; impact of volatility of prices in the oil and gas markets on DTE Energy's gas storage and pipelines operations; impact of volatility in prices in the international steel markets on DTE Energy's power and industrial projects operations; volatility in commodity markets, deviations in weather, and related risks impacting the results of DTE Energy's energy trading operations; changes in the financial condition of DTE Energy's significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; the cost of protecting assets against, or damage due to, cyber crime and terrorism; employee relations and the impact of collective bargaining agreements; the risk of a major safety incident at an electric distribution or generation facility and, for DTE Energy, a gas storage, transmission, or distribution facility; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; contract disputes, binding arbitration, litigation, and related appeals; implementation of new information systems; and the risks discussed in our public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the Forward-Looking Statements section of the joint DTE Energy and DTE Electric 2016 Form 10-K (which section is incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric.

3 • Best employee safety rate in company history • 4th consecutive Gallup Great Workplace award; only utility to be recognized Focus on our employees and customers has been the foundation of our success * J.D. Power 2016 Electric Utility Residential and 2016 Gas Utility Residential Customer Satisfaction Study(sm)(large providers). Visit jdpower.com Employee Engagement • Top quartile customer satisfaction for both electric and gas residential customers in latest J.D. Power studies* • Utility infrastructure reliability enhanced Customer Satisfaction

4 • Constructive electric and gas rate orders • Michigan energy legislation signed into law Our growth plans for the utilities and non-utilities are well supported for the long-term Political & Regulatory Environment • Combined cycle gas plant build announced • Major acquisition at Gas Storage & Pipelines • Significant progress on NEXUS pipeline Growth / Value  Capacity requirements  10% ROA cap  10-month rate case cycle  15% renewables by 2021

5  Achieved operating EPS* of $5.28  Exceeded original guidance for 10th consecutive year  Increased operating EPS growth target to 5% - 7% from 5% - 6%  Increased 2017 annualized dividend by 7.1%; targeting ~7% dividend increases in 2018 and 2019  Delivered total shareholder return at top quartile of S&P 500 Utilities for 3, 5, and 10 year periods * Reconciliation to GAAP reported earnings included in the appendix DTE achieved strong financial performance in 2016 (dollars per share) * Reconciliation to GAAP reported earnings included in the appendix ** Growth segments midpoint (excludes Energy Trading) 2017 Guidance $5.25 Growth Segment $4.93 ** $5.31 2016 Original Guidance 2016 Actual $3.08 $3.30 Operating EPS Annualized dividend per share $5.28 $5.14 Growth Segment

6 • Overview • Long-Term Growth Update • Summary

7 Growth is driven by strong, stable utilities and complementary non-utility businesses DTE Electric • Electric generation and distribution • 2.2 million customers • Fully regulated Growth driven by infrastructure investments aimed at improving customer reliability Growth driven by strategic opportunities 75%-80% Utility 20%-25% Non-Utility DTE Gas • Natural gas transmission, storage and distribution • 1.3 million customers • Fully regulated Gas Storage & Pipelines • Transport and store natural gas • 5 pipelines, 91 Bcf of storage Power & Industrial Projects • Own and operate energy related assets • 67 sites, 17 states Energy Trading • Active physical and financial gas and power marketing company

8 Continuous improvement has enabled us to be an industry leader in cost management * Source: SNL Financial, FERC Form 1; major US Electric Utilities with O&M greater than $800 million; excluding fuel and purchased power ** Source: SNL Financial, FERC Form 2; gas distribution companies with greater than 300,000 customers; excluding production expense Electric Peers* Gas Peers** 2008 to 2015 Change in O&M Costs 82% 92% Average 34% Daily focus on problem solving  Metrics drive progress  Scorecards monitor success DTE Gas -5% DTE Electric -3% Average 22%

9  Minimal regulatory lag  Solid ROEs  Unique recovery mechanisms Source: Barclays, February 2017 Top Tier Michigan’s regulatory environment is one of the best in the country

10 With tax reform, DTE is uniquely situated to maximize customer and shareholder value = Consolidated DTE Impact Customer savings allow for potential additional reliability investment  Increased earnings at non-utilities offset loss of interest deductions at holding company Operating EPS growth target remains at 5%-7% • Reduces customers rates • Allows acceleration of customer centric reliability projects • Increases earnings • Reduces cash flow + Utilities + Non-utilities - Holding CompanyAssumptions • Increases earnings • Reduces earnings • Corporate tax rate reduction to 20% • 100% capital expensing • Loss of interest expense deductibility on all debt • Permanent loss of value for customers • Increases cash flow • Deferred benefit • Reduces earnings • Reduces earnings • No impact• Deferred benefit

11 • Overview • Long-Term Growth Update • Summary

12 Design detailed roadmap for the transformation of our business that ties near-term work to long-term success providing 30% - 40% cost reductions over the next decade Apply continuous improvement  Shift from coal to natural gas  Distribution improvements  Advanced metering  Enhanced customer channels With significant investment ahead, DTE will define customer, operational and productivity goals to guide the long-term transformation of our business

13 2017 – 2021 Plan 2012 – 2016 $12 billion $13.5 billion 2017 – 2021 Capital Plan Electric............... $8.4 billion Distribution infrastructure, maintenance, new generation Gas .................... $1.8 billion Base investments, infrastructure renewal, NEXUS related GSP .......... $2.2 to $2.8 billion Expansions, NEXUS P&I ........... $0.6 to $1.0 billion Cogeneration, on-site energy +12.5% Growth through 2021 fueled by investment in utility infrastructure and generation along with midstream opportunities

14 Generation and distribution infrastructure replacement will improve service to customers over the next 10 years DTE Electric Investment New generation • Retire 60% of coal fleet; replacing with clean energy Distribution infrastructure • Move electric reliability to 1st quartile Maintenance and other projects • Productivity and efficiency improvements to reduce costs 2012 – 2016 2017 – 2021 2022 – 2026 $7.4 billion $8.4 billion $9.8 billion Nuclear/Other Gas Renewables Coal 2030 Scenario 2016 Electric Capacity Shift (GW) 15% 30%- 45% 15%- 30% 10% 22% 53% 25% 15%

15 Gas generation and renewables will replace coal fired generation Belle RiverSt. ClairRiver Rouge Retirements* Additions* Wind / Solar Trenton New gas plant * Timing and mix is subject to change 2024 - 2030 New gas plantWind / Solar 2017 - 2023 2017 - 2023 2024 - 2030 ~2,100 MW ~1,000 MW ~2,500 – 3,500 MW

16 Significant emissions reductions have already been achieved and we continue on the path to clean energy 2005 2015 2030 CO2 Emissions 16% Reduction 2005 2015 2030 2005 2015 2030 NOX Emissions SO2 Emissions  Emissions reductions are largely due to $2 billion in controls installed at Monroe Power Plant, new technology and reduced reliance on coal-fired generation  In addition, mercury emissions have been reduced 42% since 2005 with 75% reduction expected by 2030 67% Reduction 61% Reduction 40% Reduction 85% Reduction 95% Reduction

17 Infrastructure RedesignInfrastructure Resilience Technology Enhancements Upgraded nearly 20% of circuits since 2013; impact 33% of circuits by the end of 2020, improving reliability on impacted circuits by up to 70% Major investments planned at 20-25 substations by 2021 to address load growth and aging infrastructure Remote monitoring capability more than doubled from 2015 to 2016 with 100% capability planned by 2019 DTE Electric distribution investments continue to drive reliability and increase customer satisfaction Tree Trimming Enhanced program has resulted in a 70% reliability improvement on trimmed circuits

18 Infrastructure renewal and replacement will improve service to customers over the next 10 years DTE Gas Investment NEXUS related compression Infrastructure renewal • Strengthen gas infrastructure by reducing planned main replacement cycle by half Base infrastructure • Transmission, compression, distribution, storage 2012 – 2016 2017 – 2021 $1.4 billion $1.8 billion 2022 – 2026 $1.7 billion

19 Main Replacement Pipeline Integrity Meter Move Out Systematically replaces poor performing unprotected main - minimizing leaks and improving customer satisfaction Drives productivity - reducing manual meter reading costs Strengthens the system - decreasing the potential for system failures Replacing aging infrastructure achieves a fundamental shift in performance, cost and productivity at DTE Gas ri r ti it - r i l t r r i t

20 GSP has an asset portfolio with multiple growth platforms Growth Platforms Purposefully located in the best geology in North America  Bluestone Pipeline & Gathering  Millennium Pipeline  NEXUS Pipeline  Link* Lateral & Gathering Michigan Assets Strategically located between Chicago and Dawn trading hubs  Vector Pipeline  Storage  Gathering * Includes Appalachia Gathering System (AGS) and Stonewall Gas Gathering (SGG) Link* Lateral & Gathering NEXUS Pipeline DTE Gas DTE Storage Bluestone Pipeline & Gathering Michigan Gathering Birdsboro Pipeline

21 • FERC certificate of construction expected 1H17 • In-service 4Q17 • Ohio interconnect agreements provide 1.75 Bcf/d of market access • Mainline expandable up to 2.0 Bcf/d NEXUS • Initial shipper demand greater than anticipated - Firming up near-term growth plans • Strong tie with existing markets; new market access to Gulf and Mid-Atlantic / LNG exports • Expansion potential over 1.0 Bcf/d Link Lateral & Gathering* Pipeline and gathering platforms provide unique opportunities and synergies for long-term growth * Includes Appalachia Gathering System (AGS) and 55% of Stonewall Gas Gathering (SGG)

22 P&I operates three distinct business lines across the United States Industrial Energy Services Renewable Energy Reduced Emissions Fuel (REF) • On-site utility services for industrial and commercial customers • Coke and pulverized coal for steel customers • Wood-fired power plants • Convert landfill gas to energy • Projects to reduce emissions from coal-fired plants • Utility contracted Typical contract 5-20 years Contract duration ~6 years Typical contract 10-25 years Contract duration ~15 years Contract duration ~5 years

23 Focus on strategic opportunities in utility-like projects and asset acquisitions for future growth Utility-Like Projects Asset Acquisition Distinct capabilities  Experience with large industrial and commercial customers  History of executing utility-like long-term contracts  Expertise in operations and project management  Proficiency in providing full suite of utility services

24 • Overview • Long-Term Growth Update • Summary

25 Engaged employees create a safe work environment and drive great operational results Value driven utility investments provide an excellent customer experience while ensuring affordable rates Constructive regulatory environment and continued cost savings enable utilities to earn authorized returns Strategic and transparent growth opportunities in non-utility businesses offer diversity in earnings and geography Strong EPS and dividend growth that deliver premium total shareholder returns Summary

26 Appendix

27 2017 Guidance DTE Electric DTE Gas Gas Storage & Pipelines Power & Industrial Projects Corporate & Other Growth segments** Growth segments operating EPS Energy Trading DTE Energy Operating EPS Avg. Shares Outstanding $610 - $624 143 - 151 140 - 150 90 - 100 (64) - (60) $919 - $965 $5.12 - $5.38 $5 - $15 $924 - $980 179.5 $5.15 - $5.46 2016 Actuals $622 138 127 95 (59) $923 $5.14 $25 $948 179.5 $5.28 2017 operating EPS* guidance supports 5% - 7% growth (millions, except EPS) * Reconciliation to GAAP reported earnings included in the appendix ** Total DTE Energy excluding Energy Trading • 2017 operating EPS growth segment guidance midpoint growing 6.5% from 2016 original guidance of $4.93 • 2017 guidance assumes return to normal weather – 2016 included significant weather favorability at DTE Electric

28 21% 2016 2017-2019E 51% 2016 2017-2019E Leverage* Funds from Operations** / Debt* Target 50% - 53% Target 20% + • Cash flow and balance sheet strength are a key priority • No equity issuances in 2016 ‒ Acquisition related equity of $675 million in late 2019 (through convertible equity units) ‒ No additional equity planned through 2019 • Issued $2.7 billion of long-term debt to fund growth • $1.5 billion of available liquidity at December 31, 2016 Strong balance sheet supports growth * Debt excludes a portion of DTE Gas’ short-term debt and considers 50% of the junior subordinated notes and 100% of the convertible equity units as equity ** Funds from Operations (FFO) is calculated using operating earnings

29 2015 Actual 2016 Actual Cash From Operations* $1.9 $2.1 Capital Expenditures (2.3) (3.4) Free Cash Flow ($0.4) ($1.3) Asset Sales & Other 0.1 - Dividends (0.5) (0.5) Net Cash ($0.8) ($1.8) Debt Financing: Issuances $1.1 $2.7 Redemptions (0.3) (0.9) Change in Debt $0.8 $1.8 Cash Flow DTE Energy 2016 Cash Flow and Capital Expenditures Actuals (billions) Capital Expenditures 2015 Actual 2016 Actual DTE Electric Distribution Infrastructure $579 $567 New Generation 316 131 Maintenance & Other 892 805 $1,787 $1,503 DTE Gas Base Infrastructure $184 $177 NEXUS Related 2 94 Main Replacement** 87 124 $273 $395 Non-Utility*** $299 $1,533 Total $2,359 $3,431 ** Includes Main Renewal / Meter Move-out / Pipeline Integrity * Includes ~$0.2b and $0 equity issued for employee benefit programs in 2015 and 2016, respectively *** Non-utility capital is higher driven by Gas Storage & Pipelines acquisition (millions)

30 2016 Actual 2017 Guidance DTE Electric Distribution Infrastructure $567 $690 New Generation 131 45 Maintenance & Other 805 725 $1,503 $1,460 DTE Gas Base Infrastructure $177 $200 NEXUS Related 94 90 Main Replacement* 124 145 $395 $435 Non-Utility $1,533 $900 - $1,100 Total $3,431 $2,795 - $2,995 2016 Actual 2017 Guidance Cash From Operations $2.1 $1.9 Capital Expenditures (3.4) (3.0) Free Cash Flow ($1.3) ($1.1) Asset Sales & Other - - Dividends (0.5) (0.6) Net Cash ($1.8) ($1.7) Debt Financing: Issuances $2.7 $1.7 Redemptions (0.9) - Change in Debt $1.8 $1.7 Capital ExpendituresCash Flow DTE Energy 2017 Cash Flow and Capital Expenditures Guidance (billions) (millions) * Includes Main Renewal / Meter Move-out / Pipeline Integrity

31 DTE Electric plans $8.4 billion of investments over the next 5 years with a focus on increasing customer reliability * Includes power reliability, existing generation maintenance, AMI, Ludington expansion and other investments ** Includes working capital and rate base associated with surcharges Targeting 6% - 7% growth(millions) ~$15.6B ~$20.9BYE Rate Base** $704M ~$923MDepreciation 2016A 2017E 2018E 2019E 2020E 2021E Distribution infrastructure New generation Maintenance and other projects* 2017E - 2021E Total $2,000 $8,400 $3,200 $3,200 $1,503 $1,460 $1,700 $1,600 $1,800$1,840

32 Customer reliability will be improved through $1.8 billion of planned investments over the next 5 years at DTE Gas 2016A 2017E 2018E 2019E 2020E 2021E 2017E - 2021E Total Base infrastructure Main Replacement* NEXUS related $1,800 $100 $700 $1,000 ~$3.6B ~$5.0B - $5.1BYE Rate Base** $104M ~$154MDepreciation ** Includes working capital $395 $435 $375 $330 $330 $330 * Includes main renewal, meter move-out and pipeline integrity (millions) Targeting 7% - 8% growth

33 • Self implemented general rates 3Q DTE GasDTE Electric 2017 2016 2018+ • Final rate order and IRM ruling 4Q – $122 million rate order – 10.1% ROE • Final rate order 1Q – $184 million rate order – 10.1% ROE • File rate case 2Q • Annual rate cases • Expect rate case filing 2018/2019 Regulatory Update – Electric and Gas

34 GSP has a solid track record for earnings results and expects to continue this success * Reconciliation to GAAP reported earnings included in the appendix GSP Operating Earnings* 2011 2016 2021E $127 $195 - $215 $57 (millions)  Pipeline and gathering platforms strategically situated to take advantage of best geology in North America  Assets will form the base for solid growth Capital investment 2017-2021: $2.2 - $2.8 billion New Projects

35 P&I’s new project growth will offset expiration of reduced emissions fuel earnings (millions) P&I Operating Earnings* Replace short-term REF earnings with long-term contracted value  Development of cogeneration and utility-like services  Asset acquisition Capital investment 2017-2021: $0.6 - $1.0 billion 2011 2016 2021E New Projects $100 - $110 $95 $38 * Reconciliation to GAAP reported earnings included in the appendix

Reconciliation of Other Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings are presented both with and without Energy Trading. The term "Growth Segments" refers to DTE Energy without Energy Trading and represents the business segments that management expects to generate earnings growth going forward.

2016 Actual — **Net Income (millions)***

After-tax items:	DTE Electric	DTE Gas	Gas Storage and Pipelines	Power and Industrial Projects	Corporate and Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$ 622	$ 138	$ 119	$ 95	$ (61)	$ 913	$ (45)	$ 868
Plant closure	-	-	-	-	-	-	-	-
Link	-	-	8	-	2	10	-	10
Certain mark-to-market transactions	-	-	-	-	-	-	70	70
Operating Earnings	$ 622	$ 138	$ 127	$ 95	$ (59)	$ 923	$ 25	$ 948

2016 Actual — **EPS ****

After-tax items:	DTE Electric	DTE Gas	Gas Storage and Pipelines	Power and Industrial Projects	Corporate and Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$ 3.47	$ 0.77	$ 0.66	$ 0.53	$ (0.35)	$ 5.08	$ (0.25)	$ 4.83
Plant closure	-	-	-	-	-	-	-	-
Link			0.05		0.01	0.06		0.06
Certain mark-to-market transactions	-	-	-	-	-	-	0.39	0.39
Operating Earnings	$ 3.47	$ 0.77	$ 0.71	$ 0.53	$ (0.34)	$ 5.14	$ 0.14	$ 5.28

* Total tax impact of adjustments to reported earnings: $51m

** Total tax impact of adjustments to reported EPS: $0.29

36

Reconciliation of 2011 Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

2011 — **Net Income (millions)** *

After-tax items:	DTE Energy	Electric Utility	Gas Utility	Gas Storage & Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other
Reported Earnings	$711	$434	$110	$57	($6)	$38	$52	$26
Michigan Corporate Income Tax Adjustment	(87)	-	-	-	-	-	-	(87)
Fermi 1 Asset Retirement Obligation	9	9	-	-	-	-	-	-
Discontinued operations	3	-	-	-	3	-	-	-
Operating Earnings	$636	$443	$110	$57	($3)	$38	$52	($61)

2011 — **EPS** **

After-tax items:	DTE Energy	Electric Utility	Gas Utility	Gas Storage & Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other
Reported Earnings	$4.18	$2.55	$0.65	$0.34	($0.04)	$0.22	$0.31	$0.15
Michigan Corporate Income Tax Adjustment	(0.50)	-	-	-	-	-	-	(0.50)
Fermi 1 Asset Retirement Obligation	0.05	0.05	-	-	-	-	-	-
Discontinued operations	0.02	-	-	-	0.02	-	-	-
Operating Earnings	$3.75	$2.60	$0.65	$0.34	($0.02)	$0.22	$0.31	($0.35)

* Total tax impact of adjustments to reported earnings: ($39)M

** Total tax impact of adjustments to reported EPS: ($0.23)

37

38 Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to- market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e. future non-recurring items, certain mark-to- market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. Reconciliation of Other Reported to Operating Earnings